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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2004

Phosphate Resource Partners Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware	1-9164	72-1067072
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 South Saunders Road
Lake Forest, Illinois 60045
(847) 739-1200
(Address and telephone number, including area code, of principal executive offices)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On March 1, 2004, we issued a joint press release with IMC Global Inc. (NYSE: IGL) announcing that the Board of Directors of our administrative managing general partner, PRP-GP LLC, unanimously approved a proposal to merge us with and into a wholly owned subsidiary of IMC Global. Under the terms of the merger proposal, each of our publicly held units would be converted into the right to receive 0.2 shares of IMC common stock. Please see Exhibit 99.1 for a copy of the press release, which is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 1, 2004, "Directors of General Partner of Phosphate Resource Partners Limited Partnership Approve Partnership Merger Proposal With IMC Global Subsidiary and Recommend Unitholders Vote for Merger"

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Phosphate Resource Partners Limited Partnership
	By:	PRP-GP LLC Its Administrative Managing General Partner
/s/ J. REID PORTER J. Reid Porter Chairman, President and Chief Executive Officer
Date: March 5, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, March 1, 2004, "Directors of General Partner of Phosphate Resource Partners Limited Partnership Approve Partnership Merger Proposal With IMC Global Subsidiary and Recommend Unitholders Vote for Merger"

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  Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
EXHIBIT INDEX